SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	/X/
Filed by a Party other than the Registrant	/ /

Check the appropriate box:

/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12

CHACONIA INCOME & GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Notice of Special Shareholder Meeting

and
Proxy Statement

November 17, 2008

CHACONIA
INCOME & GROWTH FUND

Sponsored by:
Trinidad & Tobago Unit Trust Corporation

THE CHACONIA INCOME & GROWTH FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
www.ttutc.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

        Notice is hereby given that a special meeting (“Special Meeting”) of the stockholders of The Chaconia Income & Growth Fund, Inc. (the “Fund”) will be held at the InterContinental Hotel, 100 Chopin Plaza, Miami, Florida, 33131 on Monday, December 1, 2008 at 8:00 a.m. (Eastern Time) for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated November 17, 2008:

•	To elect 5 directors to the Fund, 2 of which have been previously elected to the Board of Directors by stockholders and 3 others of which have been recommended and nominated by the Nominating Committee and the Board of Directors.

•	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        The close of business on Friday, October 31, 2008 has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the Special Meeting in person, if possible. Stockholders who are unable to be present in person are requested to execute and promptly return the accompanying proxy in the enclosed envelope. The directors of the Fund are soliciting the proxy. Your attendance at the Special Meeting, whether in person or by proxy is important to ensure a quorum. If you return the proxy you still may vote your shares in person by giving notice (by subsequent proxy or otherwise) to the Secretary of the Fund at any time prior to its vote at the Special Meeting.

By Order of the Board of Directors,
/s/ Gayle Daniel-Worrell
Gayle Daniel-Worrell, Secretary

November 17, 2008

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

Questions and Answers About Voting

Who can vote?

        You can vote your shares of common stock if our records show that you owned the shares on October 31, 2008, the record date for our meeting. A total of 1,823,373 shares of common stock can vote at the special meeting. You have one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote?

        You have two voting options:

        PROXY CARD: You can vote by mail by simply mailing your proxy card in the postage-paid envelope provided. Follow the instructions on the enclosed proxy card to vote on the proposal to be considered at the special meeting. If you vote by mail, sign and date the proxy card and mail it back to us in the enclosed envelope. (Trinidad and Tobago stockholders, feel free to hand-deliver your proxy card directly to any Trinidad & Tobago Unit Trust Corporation office.) The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposal, the proxyholders will vote for you on the proposal. Unless you instruct otherwise, the proxyholders will vote for each of the 5 director nominees.

        VOTE IN PERSON: You can attend the Special Meeting and vote at that meeting.

What if other matters come up at the Special Meeting?

        The matter described in this proxy statement is the only matter we know will be voted on at the Special Meeting. If other matters are properly presented at the Special Meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote?

        Yes. At any time before the vote on the proposal, you can change your vote. If you originally voted by mail, you may change your vote either by giving the Fund’s secretary a written notice revoking your proxy or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You also may attend the Special Meeting and revoke your proxy card at that meeting. Your attendance alone does not automatically revoke your proxy card.

How are votes counted?

        Under Maryland law and pursuant to the Fund’s bylaws, stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders of the Fund will be elected as Directors.

What constitutes a quorum?

        A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to the proposal, a quorum is present if one-third of the votes of the shares of the Fund entitled to be cast are present in person or by proxy. If you properly execute your proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposal listed on the proxy card.

Who pays for this proxy solicitation?

        The Fund. In addition to sending you these materials, some of the Fund’s officers and agents may contact you by telephone, by mail or in person. None of these officers will receive any extra compensation for doing this.

THE CHACONIA INCOME & GROWTH FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
www.ttutc.com

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MONDAY, DECEMBER 1, 2008

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Chaconia Income & Growth Fund, Inc. (the “Fund”) to be voted at the Special Meeting of stockholders (the “Special Meeting”) to be held at the InterContinental Hotel, 100 Chopin Plaza, Miami, Florida, 33131 on Monday, December 1, 2008 at 8:00 a.m. (Eastern Time), and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The mailing of the Notice of Special Meeting, this Proxy Statement and the accompanying forms thereof will take place on or about Monday, November 17, 2008.

GENERAL INFORMATION

        All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors and other business or matters which may properly come before the Special Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders at the Special Meeting.

        Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving notice to Gayle Daniel-Worrell, the Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies; (ii) by signing another proxy of a later date; or (iii) by personally casting his or her vote in person. Presence at the Special Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy.

        The Board of Directors has fixed the close of business on Friday, October 31, 2008 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. On that date, the Fund had, outstanding and entitled to vote 1,823,373 shares of common stock. Each share of common stock is entitled to one vote on each matter to be presented at the meeting. At the Special Meeting, a quorum will exist if one-third of the shares of common stock entitled to be cast thereon is represented in person or by proxy.

        The Fund will furnish, without charge, a copy of the Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request by calling the toll free number 1-800-368-3322 (U.S. residents) or 1-868-624-8648 (non-U.S. residents) to The Chaconia Income & Growth Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Fl., Milwaukee, WI 53202.

MANAGEMENT PROPOSAL
ELECTION OF DIRECTORS

        The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it. The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

        The Board of Directors is presently comprised of five members, three of whom reside outside the United States. Directors Marlon Holder, Gayle Daniel-Worrell and Roosevelt Williams are residents of the Republic of Trinidad and Tobago. Roosevelt Williams serves as Chair of the Board of Directors.

        The Board of Directors is recommending that Jean P. Alexander, Gayle Daniel-Worrell, Melania Haynes, Marlon Holder and Lucille Mair be elected to director positions at the Special Meeting, each for indefinite terms until their successors are duly elected and qualified, or until their prior death resignation or removal. It is the intention of the persons named as proxies to vote FOR the election of the above nominees. Two of these nominees have been previously elected to the Board of Directors by stockholders—Gayle Daniel-Worrell and Marlon Holder. Three nominees—Jean P. Alexander, Melania Haynes and Lucille Mair—have been recommended by the Nominating Committee and approved by the Board of Directors for election to the Board by stockholders. Gayle Daniel-Worrell is an officer of the Fund.

        The Maryland General Corporation Law subjects all directors and officers of the Fund to fiduciary duties for the lawful management of the Fund’s organization and operation, including federal and state securities laws. Investors in the Fund may not be able to effect service of process within the United States upon the Fund’s nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Fund has appointed an agent for service of process in the states where the Fund has registered its securities for offer and sale.

        The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Fund.

        The Board of Directors of the Fund anticipates that each nominee for election as a director will be a candidate when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of directors). Biographical information regarding each of the nominees is presented below. The ages listed for the nominees are as of October 31, 2008.

NOMINEE BIOGRAPHIES
Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Non-Interested Persons
Jean P. Alexander	Nominee for	Indefinite, until	Executive	N/A	None
Age: 50	Independent	successor elected	Director,
Unit Trust Corporation, 82	Director		Caribbean
Independence Square,			American Centre
Port-of-Spain, Trinidad & Tobago,			of New York, a
West Indies			nonprofit
organization
serving NYC
residents

Melania Haynes	Nominee for	Indefinite, until	Events	N/A	None
Age: 63	Independent	successor elected	Coordinator
Unit Trust Corporation, 82	Director
Independence Square,
Port-of-Spain, Trinidad & Tobago,
West Indies

Lucille Mair	Nominee for	Indefinite, until	Partner, law	N/A	None
Age: 65	Independent	successor elected	firm of Mair
Unit Trust Corporation, 82	Director		and Company
Independence Square,
Port-of-Spain, Trinidad & Tobago,
West Indies

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Persons
Gayle Daniel-Worrell*	President,	Indefinite, until	Vice President,	N/A	UTC Financial
Age: 48	Vice	successor elected;	Marketing &		Services,
Trinidad and Tobago Unit Trust	President, and	Since 2002	International		USA, Inc. and
Corporation	Secretary and		Business,		UTC Fund
82 Independence Square	Interested		Trinidad and		Services, Inc.
Port-of-Spain,	Director		Tobago Unit Trust
Trinidad & Tobago, West Indies			Corporation, 6-04
to Present;
Marketing
Manager, Trinidad
and Tobago Unit
Trust
Corporation,
11-94 to 6-04.

Marlon Holder*	Interested	Indefinite, until	Deputy CEO, First	N/A	UTC Fund
Age: 49	Director	successor elected;	Citizens Bank, to		Services, Inc.
c/o Trinidad and Tobago Unit Trust		Since 2007	12-06; Executive
Corporation			Director,
82 Independence Square			Trinidad and
Port-of-Spain,			Tobago Unit, 1-07
Trinidad & Tobago, West Indies			to present

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

        Ownership of Management

        As of October 31, 2008, all current directors and officers of the Fund as a group owned none of the Fund’s outstanding shares. The following table sets forth the dollar range of shares of the Fund beneficially owned by each director or nominee for director of the Fund as of October 31, 2008:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Non-Interested Persons
Jean P. Alexander	None	None
Melania Haynes	None	None
Lucile Mair	None	None
Dr. Roosevelt J. Williams%	None	None
Dr. Anthony T. Bryan%	None	None
Nigel L. Scott%	None	None
Interested Persons
Gayle Daniel-Worrell*	None	None
Marlon Holder*	None	None

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

% This director is not being presented to shareholders for re-election to the Board of Directors.

        The following table sets forth the shares of the Fund beneficially owned by each director or nominee for director of the Fund and his or her Immediate Family Members (as defined in 26 U.S.C. § 152) as of October 31, 2008:

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percent of Class
Non-Interested Persons
Jean P. Alexander	None	None	None	None	None
Melania Haynes	None	None	None	None	None
Lucile Mair	None	None	None	None	None
Dr. Roosevelt J. Williams%	None	None	None	None	None
Dr. Anthony T. Bryan%	None	None	None	None	None
Nigel L. Scott%	None	None	None	None	None
Interested Persons
Gayle Daniel-Worrell*	None	None	None	None	None
Marlon Holder*	None	None	None	None	None

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

% This director is not being presented to shareholders for re-election to the Board of Directors.

Compensation Table

        The Fund pays each director $500 per quarter, regardless of the number of board meetings held and/or attended. Directors also are reimbursed by the Fund for any expenses incurred in connection with attendance at the meetings. The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended December 31, 2007:

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Non-Interested Persons
Dr. John A. Cole+%	$2,000	$0	$0	$2,000
Dr. Roosevelt J. Williams%	$2,000	$0	$0	$2,000
Dr. Anthony T. Bryan%	$2,000	$0	$0	$2,000
Nigel L. Scott%	$2,000	$0	$0	$2,000
Interested Persons
Michael Alexander*+%	$1,000	$0	$0	$1,000
Gayle Daniel-Worrell*	$2,000	$0	$0	$2,000
Marlon Holder*#	$1,000	$0	$0	$1,000

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

+ Mr. Michael Alexander resigned from the Board of Directors effective May 2, 2007, and Dr. John A. Cole resigned from the Board of Directors effective October 31, 2008.

# Mr. Marlon Holder was elected to the Board of Directors on May 8, 2007. Prior to such date, Mr. Holder was not a member of the Board of Directors.

% This director is not being presented to shareholders for re-election to the Board of Directors.

        The Board of Directors has two committees, the Audit Committee and Nominating Committee. The Board of Directors has no other committees. The members of both committees are comprised of directors who are not “interested persons.” Currently, Nigel L. Scott, Dr. Anthony T. Bryan and Dr. Roosevelt J. Williams are the members of the Audit Committee and the Nominating Committee.

        The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors. As of November 17, 2008, the Audit Committee has held two meetings during the fiscal year 2008.

        The Fund’s Board of Directors has determined that it does not have an Audit Committee financial expert serving on its Audit Committee. At this time, the Fund believes that the experience provided by each member of the Audit Committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

        The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund. As of November 17, 2008, the Nominating Committee has held one meeting during the fiscal year 2008. The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund. The Nominating Committee has no written charter.

        In identifying and evaluating nominees for director, the Nominating Committee seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board of Directors believes that, to be recommended as a director nominee, each candidate must:

•	display the highest personal and professional ethics, integrity and values;
•	have the ability to exercise sound business judgment;
•	must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest;
•	have relevant expertise and experience;
•	be able to represent all stockholders of the Fund and be committed to enhancing long-term shareholder value; and
•	have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Fund’s business and industry.

        The Nominating Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as directors. Stockholders wishing to recommend a nominee should send their written recommendation to Gayle Daniel-Worrell, Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies. Such recommendation should include the stockholder’s name, address and telephone number and the number of shares of the Fund owned by such stockholder.

        Meeting and Attendance. The Board of Directors held four meetings in 2007. Marlon Holder was elected as a director on May 8, 2007. After his election, he Board of Directors held two meetings in 2007, and Mr. Holder attended one of those meetings. Directors are expected to attend any annual meeting of the stockholders. The Fund is not required to hold annual stockholder meetings, and no annual stockholder meeting was held in 2007.

        Required Vote. Under Maryland law and pursuant to the Fund’s bylaws, stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders of the Fund will be elected as Directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of Directors.

        Recommendation. The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the election of the nominees to serve as directors of the Fund. Shares of Common Stock represented by executed but unmarked proxies will be voted FOR the election of the nominees.

MORE ON PROXY VOTING

Record Date

        Only stockholders of record of the Fund at the close of business on the Record Date, October 31, 2008, are entitled to receive notice of the Special Meeting and may vote at the Special Meeting. As of the close of business on October 31, 2008, 1,823,373 shares of Common Stock of the Fund were issued and outstanding. Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote.

Principal Stockholders

        To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund’s outstanding shares, except as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Trinidad & Tobago Unit Trust Co.	679,825 shares owned	37%
	UTC Financial Centre
	82 Independence Square
	Port-of-Spain
	Trinidad & Tobago, West Indies

Voting of Proxies

        Whether you expect to be personally present at the Special Meeting or not, please vote your proxy. You may submit the proxy: by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted “FOR” the proposal as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting. Any stockholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person. Attendance by a stockholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

Quorum

        Under the Fund’s Bylaws, a quorum of shares will be present at the Special Meeting if more than one-third of the outstanding shares of the Fund are present in person or by proxy. All proxies that are duly signed by a stockholder will be counted towards establishing a quorum, regardless of whether the stockholder has instructed the proxy as to how to vote.

        If a quorum is not present at the Special Meeting for the Fund, or if a quorum is present at the Special Meeting but sufficient votes to elect one or more of the nominees are not received, or if other matters arise requiring stockholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

If you do not expect to attend the Special Meeting, please sign your Proxy Card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay.

ADDITIONAL INFORMATION

Investment Adviser	Custodian
Earnest Partners, LLC	U.S. Bank, N.A.
1180 Peachtree Street, NE, Suite 2300	1555 N. River Center Drive, Suite 302
Atlanta, Georgia 30309	Milwaukee, WI 53202-5306
Independent Registered Public Accounting Firm	Administrator, Transfer Agent and Fund Accountant
PricewaterhouseCoopers LLP	U.S. Bancorp Fund Services, LLC
100 East Wisconsin Avenue, Suite 1500	615 East Michigan Street
Milwaukee, Wisconsin 53202	Milwaukee, Wisconsin 53202
Legal Counsel	Distributor
Foley & Lardner LLP	UTC Financial Services USA, Inc.
777 East Wisconsin Avenue	c/o Trinidad and Tobago Unit Trust Corporation
Milwaukee, Wisconsin 53202-5306	UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad and Tobago, West Indies

Independent Public Accountants

        PricewaterhouseCoopers LLP (“PWC”), 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Fund. Representatives of PWC are not expected to attend the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

        Audit Fees. For the Fund’s fiscal years ended December 31, 2007 and 2006, the aggregate fees paid to PWC for professional services rendered for the audit and review of the Fund’s financial statements were $31,000 and $29,300, respectively.

        Audit-Related Fees. For the Fund’s fiscal years ended December 31, 2007 and 2006, the Fund did not pay PWC any fees for assurance and related services by PWC that are reasonably related to the performance of the audit or review of the Fund’s financial statements which are not reported under the caption “Audit Fees” above.

        Tax Fees. For the Fund’s fiscal years ended December 31, 2007 and 2006, the aggregate fees paid to PWC for tax compliance, tax advice, and tax planning were $4,600 and $4,300, respectively.

        All Other Fees. For the Fund’s fiscal years ended December 31, 2007 and 2006, no fees were billed by PWC for products and services provided to the Fund other than as disclosed above.

        For the Fund’s fiscal years 2006 and 2007, PWC did not bill any fees to the Fund’s investment adviser or to any entity controlling, controlled by, or under common control with the investment advisor.

        The Audit Committee must pre-approve all audit and permissible non-audit services to be provided to the Fund by PWC, including the fees therefore. All of the services provided by PWC to the Fund during 2007 and 2006 have been approved by the Audit Committee under its pre-approval process. The Fund’s Audit Committee has determined that the non-audit services provided by PWC does not materially affect PWC’s independence.

Submission of Certain Shareholder Proposals

        The Fund is not required to hold annual stockholder meetings. Because the Fund is not required to hold a regular meeting of stockholders, the anticipated date of the next stockholders meeting cannot be provided. Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposals to Gayle Daniel-Worrell, Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies.

        Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of stockholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. Since the Fund does not have regular annual meetings of stockholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

        Your vote is important. Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided. By voting early, you will help avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before use.

Submission of Other Communications to the Board

        Stockholders wishing to send communications to the Board of Directors should send their written communications to Gayle Daniel-Worrell, Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies. The Secretary will relay any such communications from stockholders received to the Board of Directors.

By Order of the Board of Directors,
/s/ Gayle Daniel-Worrell
Gayle Daniel-Worrell, Secretary

November 17, 2008

[FRONT OF CARD]	EASY WAY TO VOTE YOUR PROXY

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate
boxes on the reverse side.
3) Sign and date the Proxy card.
4) Return the Proxy card
in the envelope provided.

THE CHACONIA INCOME & GROWTH FUND, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF THE CHACONIA INCOME & GROWTH FUND, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS — DECEMBER 1, 2008

The undersigned hereby appoints as proxy Gayle Daniel-Worrell and Marcia McKinney, and each of them (with power of substitution), to vote all shares of the undersigned in the Fund at the Special Meeting of Stockholders to be held at 8:00 a.m. (Eastern Time), on December 1, 2008, at the InterContinental Hotel, 100 Chopin Plaza, Miami, Florida, 33131, and any adjournment(s) thereof (“Special Meeting”), with all the power the undersigned would have if personally present.

Date ______________________________, 2008

________________________________________________ Signature (owner, joint owners, trustee, custodian, etc.) (Sign in the Box)

Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should give full title. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

[BACK OF CARD]

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.

To approve the election of five directors to the Fund.

01) Jean P. Alexander	02) Melania Haynes	03) Lucille Mair
(Non-Interested Director)	(Non-Interested Director)	(Non-Interested Director)
04) Marlon Holder	05) Gayle Daniel-Worrell
(Interested Director)	(Interested Director)

FOR ALL	AGAINST ALL	FOR ALL EXCEPT
|_|	|_|	|_|

To withhold authority to vote, mark “For All Except” and write the Nominee’s number on the line below:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.